UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 12, 2011 (May 10, 2011)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2011 annual meeting of shareholders on May 10, 2011. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company’s definitive proxy statement, dated March 22, 2011.

Item 1 – Election of twelve (12) Directors.

All nominees for director were elected by the following votes.

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Kathleen A. Brekken	25,887,180.560	336,735.772	275,605.852	3,524,244
Kathryn W. Dindo	25,902,419.428	319,373.708	277,729.048	3,524,244
Heidi J. Eddins	25,901,925.964	319,653.836	277,942.384	3,524,244
Sidney W. Emery, Jr.	25,882,742.591	339,370.303	277,409.290	3,524,244
James S. Haines, Jr.	25,880,197.308	334,152.899	285,171.977	3,524,244
Alan R. Hodnik	25,828,717.835	395,277.792	275,526.557	3,524,244
James J. Hoolihan	25,927,401.158	323,146.105	248,974.921	3,524,244
Madeleine W. Ludlow	25,884,492.546	322,590.146	292,439.492	3,524,244
Douglas C. Neve	25,908,022.702	299,740.348	291,759.134	3,524,244
Leonard C. Rodman	25,266,426.380	948,433.499	284,662.305	3,524,244
Donald J. Shippar	25,411,658.124	862,731.493	225,132.567	3,524,244
Bruce W. Stender	25,440,031.509	828,565.436	230,925.239	3,524,244

Item 2 – Approval of advisory resolution on executive compensation.

The advisory vote on executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,893,555.700	1,457,585.126	1,148,180.358	3,524,445

Item 3 – Advisory vote on frequency of future advisory votes on executive compensation.

The advisory vote on the one year frequency of advisory votes on executive compensation was approved.

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
19,853,805.732	532,298.094	3,107,527.784	1,047,085.574	5,483,049

Item 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,967,408.200	847,216.711	209,141.273	0

ALLETE Form 8-K dated May 12, 2011

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On May 11, 2011, the Company issued a press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. In the press release, the Company announced the appointment of Alan R. Hodnik as Chair of the ALLETE Board of Directors. The information disclosed under this Item 7.01 and the Exhibit are furnished to, and not filed with, the Securities and Exchange Commission.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On May 10, 2011, ALLETE, Inc. (the “Company”) named President and Chief Executive Officer, Alan R. Hodnik, to succeed Donald J. Shippar as Chair of the ALLETE Board of Directors. Mr. Shippar will continue to serve on ALLETE’s Board of Directors.

Mr. Hodnik, 51, joined the Company in 1982 and has held varied leadership positions within the company in organizational development and business operations. He became Vice President – MP Generation in 2005 and was named Senior Vice President of Minnesota Power Operations in 2006. In 2007, Mr. Hodnik served as the Chief Operating Officer of Minnesota Power when he gained the added responsibilities of transmission and distribution operations and engineering services for all aspects of the Company, including Superior, Water, Light and Power Company and BNI Coal, Ltd. He was appointed President of the Company and elected to the Board of Directors in May 2009, and named Chief Executive Officer in May 2010.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99
Minnesota Power’s press release dated May 11, 2011. (This exhibit has been furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.)

Readers are cautioned that forward-looking statements should be read in conjunction with ALLETE’s disclosures under the heading: “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995” located on page 4 of this Form 8-K.

ALLETE Form 8-K dated May 12, 2011

Safe Harbor Statement
Under the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical facts may be considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “will likely result,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are hereby filing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected, or expectations suggested, in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements:

•	our ability to successfully implement our strategic objectives;
•
prevailing governmental policies, regulatory actions, and legislation including those of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and other various state, local, and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	our ability to manage expansion and integrate acquisitions;
•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;
•	effects of restructuring initiatives in the electric industry;
•	economic and geographic factors, including political and economic risks;
•	changes in and compliance with laws and regulations;
•	weather conditions;
•	natural disasters and pandemic diseases;
•	war and acts of terrorism;
•	wholesale power market conditions;
•	population growth rates and demographic patterns;
•	effects of competition, including competition for retail and wholesale customers;
•	changes in the real estate market;
•	pricing and transportation of commodities;
•	changes in tax rates or policies or in rates of inflation;
•	project delays or changes in project costs;
•	availability and management of construction materials and skilled construction labor for capital projects;
•	changes in operating expenses and capital expenditures;
•	global and domestic economic conditions affecting us or our customers;
•	our ability to access capital markets and bank financing;
•	changes in interest rates and the performance of the financial markets;
•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and
•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 22 of our 2010 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Form 8-K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE Form 8-K dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 12, 2011	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President – Business Support

ALLETE Form 8-K dated May 12, 2011